Summary Prospectus	March 1, 2016 (As revised October 1, 2016)
AMG Managers CenterSquare Real Estate Fund
(formerly AMG Managers Real Estate Securities Fund)

Class S: MRESX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800/835-3879 or by sending an e-mail request to shareholderservices@amg.com. The current prospectus and statement of additional information, dated March 1, 2016, as supplemented July 28, 2016 and September 30, 2016, are incorporated by reference into this summary prospectus.
Investment Objective
The AMG Managers CenterSquare Real Estate Fund’s (the “Fund”) investment objective is to achieve a combination of income and long-term capital appreciation.
Fees and Expenses of the Fund
The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class S
Management Fee	0.60%
Distribution and Service (12b-1) Fees	None
Other Expenses[1]	0.47%
Total Annual Fund Operating Expenses	1.07%
[1]	Expense information has been restated to reflect current fees.
Expense Example
This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class S	$109	$340	$590	$1,306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in stocks of companies principally engaged in the real estate industry, including Real Estate Investment Trusts (“REITs”).
For purposes of the Fund’s investment policies, Centersquare Investment Management, Inc. (“CenterSquare” or the “Subadvisor”) considers a company is in the real estate industry if it derives at least 50% of its revenues from, or if it has at least 50% of its assets in, companies principally engaged in the real estate industry, including REITs. The Fund is non-diversified and may hold a greater percentage of its assets in securities of a single issuer or a smaller number of issuers than a diversified fund.
Principal Risks
There is the risk that you may lose money on your investment. All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund. The risks are described in alphabetical order and not in the order of importance or potential exposure.
IPO Risk—the prices of stocks purchased in initial public offerings (“IPOs”) can be very volatile and tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. The effect of IPOs on the Fund’s performance depends on a variety of factors.
Liquidity Risk—the Fund may not be able to dispose of particular investments, such as illiquid securities, readily at favorable times or prices or the Fund may have to sell them at a loss.
Management Risk—because the Fund is an actively managed investment portfolio, security selection or focus on securities in a particular style, market sector or group of companies may cause the Fund to incur losses or underperform relative to its benchmarks or other funds with a similar investment objective. There can be no guarantee that the Subadvisor’s investment techniques and risk analysis will produce the desired result.
Market Risk—market prices of investments held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions or in response to events that affect particular industries or companies.
Non-Diversified Fund Risk—the Fund is non-diversified and therefore a greater percentage of holdings may be concentrated in a small number of issuers or a single issuer, which can place the Fund at greater risk.
Real Estate Industry Risk—investments in the Fund may be subject to many of the same risks as a direct investment in real estate; in addition, equity REITs may be affected by changes in the value of their underlying properties.

SUM008-1016

AMG Managers CenterSquare Real Estate Fund SUMMARY PROSPECTUS

Small-Capitalization Stock Risk—the stocks of small-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.
Performance
The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of a broad-based securities market index and a specialized index reflecting the market in which the Fund primarily invests. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. Effective October 1, 2016, outstanding shares of the Fund’s sole share class were reclassified and redesignated as Class S shares. To obtain updated performance information please visit www.amgfunds.com or call 800.835.3879.
Calendar Year Total Returns as of 12/31/15 (Class S)
Best Quarter: 35.16% (3rd Quarter 2009)
Worst Quarter: -37.94% (4th Quarter 2008)
Average Annual Total Returns as of 12/31/15
AMG Managers CenterSquare Real Estate Fund	1 Year	5 Years	10 Years
Class S Return Before Taxes	5.30%	12.40%	8.55%
Class S Return After Taxes on Distributions	2.16%	10.70%	6.63%
Class S Return After Taxes on Distributions and Sale of Fund Shares	4.62%	9.44%	6.45%
Dow Jones U.S. Select REIT Index (reflects no deduction for fees, expenses, or taxes)	4.48%	12.32%	7.20%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s returns after taxes on distributions and sale of Fund shares may be higher than its returns after taxes on distributions because they include a tax benefit resulting from the capital losses that would have been incurred.
Portfolio Management
Investment Manager
AMG Funds LLC (the “Investment Manager”)
Subadvisor
CenterSquare Investment Management, Inc.
Portfolio Managers
Dean Frankel, CFA
Global Co-Head, Real Estate Securities, CenterSquare;
Portfolio Manager of the Fund since 03/04.
Eric Rothman, CFA
Portfolio Manager, CenterSquare;
Portfolio Manager of the Fund since 11/06.
Buying and Selling Fund Shares
Initial Investment Minimum
Class S
Regular Account: $2,000
Individual Retirement Account: $1,000
Additional Investment Minimum
Class S (all accounts): $100
TRANSACTION POLICIES
You may purchase or sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be purchased, sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.amgfunds.com, or by bank wire (if bank wire instructions are on file for your account).
AMG Funds
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9769
Providence, RI 02940-9769
Tax Information
The Fund intends to make distributions that are taxable to you as ordinary income, qualified dividend income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including the Investment Manager, AMG Distributors, Inc. (the “Distributor”) and the Subadvisor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

2	AMG Funds